SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2008

IKONA GEAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49664	88-0474903
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

100-1650 Brigantine Drive
                 Coquitlam, British Columbia  V3K 7B5  Canada
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (604) 523-5506

_______________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Effective January 3, 2008, the Company's Board of Directors and the Audit Committee of the Board of Directors approved a change in the Company's independent accountant.  The independent accountant who was dismissed as of January 3, 2008 and had been previously engaged as the principal accountant to audit the Company's financial statements was Dohan and Company, CPAs, P.A.  The audit reports of Dohan and Company, CPAs, P.A. on the consolidated financial statements of the Company as of and for the years ended August 31, 2006 and 2007 contained an uncertainty as to the Company’s ability to continue as a going concern, but otherwise did not contain any other adverse opinion or disclaimer of opinion, or were qualified or modified as to audit scope, or accounting principles.

       In connection with the audits of the Company's financial statements for the fiscal years ended August 31, 2006 and 2007, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Dohan and Company, CPAs, P.A on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Dohan and Company, CPAs, P.A would have caused Dohan and Company, CPAs, P.A to make reference to the matter in their report. Dohan and Company, CPAs, P.A. has not reported on financial statements for any subsequent periods after August 31, 2007.

       The Company has retained the accounting firm of Davidson & Company LLP, Chartered Accountants, Vancouver, BC Canada to serve as the Company's independent accountant to audit the Company's financial statements.  Prior to its engagement as the Company's independent accountant, Davidson & Company LLP, Chartered Accountants had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant. The engagement of Davidson & Company LLP, Chartered Accountants was effective on January 4, 2008.

       The engagement of Davidson & Company LLP was approved by the Board of Directors and the Audit Committee of the Board of Directors.

       The Company has provided a copy of the foregoing disclosures to Dohan and Company, CPAs, P.A. and files herewith as Exhibit 18 the letter furnished by Dohan and Company, CPAs, P.A. addressed to the Commission stating that it agrees with the above statements.

ITEM 7:       EXHIBITS

(c)	Exhibit

Item	Title

18.0

Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith files with the Commission the letter of Dohan and Company, CPAs, P.A..

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONA GEAR INTERNATIONAL, INC.
Date: January 8, 2008	By: /s/ Laith Nosh_______________ Laith Nosh, President

3